UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 2, 2011

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 2, 2011, and the following matters were voted on at that meeting:

1.	The election of the following directors, who will serve until their respective successors are elected and qualified or until their earlier death or resignation:

Director	For	Against	Abstain	Broker non-votes
Gregory Q. Brown	257,479,128	3,430,553	224,939	27,977,336
William J. Bratton	250,174,617	10,678,728	281,275	27,977,336
David W. Dorman	241,466,407	19,395,737	272,476	27,977,336
Michael V. Hayden	258,497,339	2,358,374	278,907	27,977,336
Vincent J. Intrieri	225,531,355	35,195,129	408,136	27,977,336
Judy C. Lewent	258,509,532	2,294,963	330,125	27,977,336
Samuel C. Scott III	239,510,259	21,351,895	272,466	27,977,336
John A. White	257,358,525	3,530,168	245,927	27,977,336

2.	The stockholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

231,640,691	28,876,948	616,981	27,977,336

3.	The stockholders approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstain	Broker Non-Votes

235,812,669	1,072,123	23,532,606	717,222	27,977,336

Based upon these results, the Board of Directors determined to hold an annual advisory vote on executive compensation.

4.	The reapproval of the material terms for performance-based awards under the Motorola Solutions Omnibus Incentive Plan of 2006 was approved by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

252,653,536	7,963,300	517,784	27,977,336

5.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2011 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

285,612,708	3,166,720	333,042	n/a

6.	A shareholder proposal on human rights policy was defeated by the stockholders, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes

11,988,755	225,733,830	23,412,035	27,977,336

Item 8.01. Other Events.

On May 3, 2011, Gregory Q. Brown was appointed Chairman and Chief Executive Officer and David W. Dorman was appointed Lead Independent Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: May 5, 2011	By:	/s/ John K. Wozniak
		Name:	John K. Wozniak
		Title:	Corporate Vice President and Chief Accounting Officer